Exhibit 10.96
CONSENT AND LIEN RELEASE
     This CONSENT AND LIEN RELEASE (this “Consent”), is dated as of February 17, 2011, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division, as successor-in-interest to Wachovia Bank, National Association, which in turn was the successor-in-interest to Congress Financial Corporation (“Lender”), and ECOST.COM, INC., a Delaware corporation (“Borrower”).
BACKGROUND STATEMENT:
     WHEREAS, Borrower has entered into that certain Loan and Security Agreement, dated as of August 3, 2004 (as amended by (i) that certain First Amendment to Loan and Security Agreement, by and between Borrower and Lender; (ii) that certain Second Amendment to Loan and Security Agreement, by and between Borrower and Lender; (iii) that certain Third Amendment to Loan and Security Agreement, by and between Borrower and Lender; (iv) that certain Fourth Amendment to Loan and Security Agreement, dated as of March 28, 2007, by and between Borrower and Lender; (v) that certain Fifth Amendment to Loan and Security Agreement, dated as of January 6, 2009; and (vi) that certain Sixth Amendment to Loan and Security Agreement, dated as of March __, 2010, and as modified by that certain letter agreement dated as of November 29, 2005, and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Loan Agreement”), whereunder Lender agreed to make extensions of credit from time to time to, or for the account of, Borrower;
     WHEREAS, pursuant to the terms of the Loan Agreement, Borrower desires to obtain the consent to and approval of Lender of the sale and license of certain of Borrower’s assets, more particularly described on Exhibit A attached hereto and incorporated herein (the “Asset Purchase”), to PC Mall, Inc., and Mall Acquisition 3, Inc., each, a Delaware corporation (collectively, “Purchaser”), on the terms and in accordance with the provisions of that certain Asset Purchase and License Agreement, dated as of February 17, 2011, by and between Borrower and Purchaser (the “Asset Purchase Agreement”), subject to the terms and conditions hereof; and
     WHEREAS, Lender desires to provide its consent to and approval of the Asset Purchase, on the terms and in accordance with the provisions of the Asset Purchase Agreement, subject to the terms and conditions hereof.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement.
     SECTION 2. Consent and Lien Release. Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Consent, Lender hereby (i) consents to and approves (hereinafter, the “Consent”) the Borrower’s sale and license of the assets more particularly described on Exhibit A attached hereto and incorporated herein (the “Related Assets”) to the Purchaser on the terms and in accordance with the provisions of the Asset Purchase Agreement, and (ii) releases any and all liens previously granted by Borrower to Lender upon the Related Assets (which, for the avoidance of doubt, does not include the Cash Collateral (hereinafter defined)), and agrees to execute and deliver the modification of financing statement substantially in the form attached hereto as Exhibit D and incorporated herein, and any and all other lien release documents as Borrower may reasonably request in order to evidence or otherwise give public notice to the release by Lender of its liens in such assets; provided, however, that any and all such documents shall be prepared and recorded at Borrower’s expense.
     SECTION 3. Conditions Precedent. This Consent shall become effective (the “Consent Effective Date”) upon satisfaction of each of the following conditions:
     (a) Each of Borrower and Lender shall have executed and delivered to Lender this Consent, and such other documents as Lender may reasonably request;
     (b) Borrower shall have furnished to Lender, in accordance with the wiring instructions set forth on Exhibit C attached hereto and incorporated herein, payment of cash collateral in the amount of $1,000,000.00 (the “Cash Collateral”), to secure the outstanding Letter of Credit Accommodations.
     (c) PFSweb, Inc. shall have executed and delivered a Reaffirmation of Guaranty in the form attached to this Consent;
     (d) Lender shall have received from the Borrower and the Purchaser, a duly executed and effective Asset Purchase Agreement in substantially the form attached hereto as Exhibit B;
     (e) No Default or Event of Default shall have occurred and be continuing;
     (f) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.
     SECTION 4. Covenants. No later than two (2) days after the effective date of the Asset Purchase Agreement, Borrower shall deliver to Lender, a borrowing base certificate, and any other evidence satisfactory to Lender, in its sole discretion, detailing the assets and properties owned by Borrower subsequent to the effectiveness of the transactions contemplated by the Asset Purchase Agreement.
     SECTION 5. Modification of Loan Agreement. From and after the Consent Effective Date, the definition of “Borrowing Base” in Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“‘Borrowing Base’ shall mean, at any time, the amount equal to the sum of:
(a) eighty-five percent (85%) of Eligible Accounts; plus
(b) upon satisfaction of the Inventory Subline Conditions, the least of:
     (i) fifty-five percent (55%) of the Value of Eligible P&G Inventory;
     (ii) eighty-five percent (85%) of the Appraised Inventory Value of Eligible P&G Inventory; or
     (iii) Two Hundred Fifty Thousand Dollars ($250,000); less
(c) any Reserves.

     For purposes only of applying the sublimit on Revolving Loans based on Eligible Inventory set forth in clause (b)(iii) above, Lender may treat the then undrawn amounts of outstanding Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Lender is in effect basing the issuance of the Letter of Credit Accommodations on the Value or Appraised Inventory Value of the Eligible Inventory being purchased with such Letter of Credit Accommodations. In determining the actual amounts of such Letter of Credit Accommodations to be so treated for purposes of the sublimit, the outstanding Revolving Loans and Reserves shall be attributed first to any components of the lending formulas set forth above that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit.”
     SECTION 6. Execution in Counterparts. This Consent may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
     SECTION 7. Costs and Expenses. Borrower hereby affirms its obligation under the Loan Agreement to reimburse Lender for (i) all outstanding fees, costs, and expenses (including reasonable attorneys’ fees) paid or incurred by Lender in connection with the administration of the Loan Agreement, and (ii) all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Consent, including but not limited to the attorneys’ fees and time charges of attorneys for Lender with respect thereto.
     SECTION 8. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.
     SECTION 9. Reaffirmation of Financing Agreements. The parties hereto agree and acknowledge that (i) nothing contained in this Consent in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Financing Agreements (as defined in the Loan Agreement) other than as expressly set forth herein and (ii) the Loan Agreement and each of the other outstanding Financing Agreements remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.
     SECTION 10. Headings. Section headings in this Consent are included herein for convenience of any reference only and shall not constitute a part of this Consent for any other purposes.
     SECTION 11. Release. BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR ITS AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER AND ITS AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR

UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS CONSENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS CONSENT. BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ITS AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDER’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDER, WHICH OBLIGATIONS WERE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.
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     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered as of the date first above written.

ECOST.COM, INC., a Delaware corporation
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division, as successor-in-interest to Wachovia Bank, National Association, which in turn was the successor-in-interest to Congress Financial Corporation

By:
Name:
Title:

Reaffirmation of Guaranty
The undersigned hereby (i) consents and agrees to the terms and provisions of the foregoing Consent and each of the transactions contemplated thereby, and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement, as modified by the foregoing Consent, and (ii) agrees that that certain Guaranty, dated as of March 31, 2006 (the “Guaranty”), executed by the undersigned, in favor of Lender, remains in full force and effect and continues to be the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.
Furthermore, the undersigned hereby agrees and acknowledges that (a) the Guaranty executed by the undersigned is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Consent shall adversely affect any right or remedy of Lender under the Guaranty executed by the undersigned or any other agreement executed by the undersigned in connection therewith, (c) the execution and delivery of the foregoing Consent or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Guaranty executed by the undersigned, and shall not constitute a waiver by Lender of Lender’s rights against the undersigned under the Guaranty executed by the undersigned, (d) the consent of the undersigned is not required to the effectiveness of the foregoing Consent and (e) no consent by the undersigned is required for the effectiveness of any future consent, amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Financing Agreement (other than the Guaranty executed by the undersigned).

PFSWEB, INC.
By:
Name:
Title: